Exhibit 99.24

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1999
           Series 1999-12, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                6.865649
                                                        ----------------------
       Weighted average maturity                                       170.26
                                                        ----------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
      1.
                                    Principal
               Principal Per     Prepayments Per   Interest Per
     Class      Certificate        Certificate      Certificate    Payout Rate
     -----      -----------        -----------      -----------    -----------
       R       $  0.00000000     $   0.00000000  $    0.00000000   %0.00000000
       PO      $  3.63768230     $   0.19043783  $    0.00000000   %0.00000000
       A1      $  3.68084621     $   1.70058424  $    5.15218328   %6.25000031
       A2      $  7.42882803     $   3.43218546  $    4.94226601   %6.24999989
       A3      $  6.62301062     $   3.05989062  $    4.98739831   %6.24999998
       S       $  0.00000000     $   0.00000000  $    0.33301987   %0.41609021
       M       $  3.68084824     $   0.00000000  $    5.15218119   %6.24999778
       B1      $  3.68084444     $   0.00000000  $    5.15217778   %6.24999364
       B2      $  3.68084775     $   0.00000000  $    5.15217993   %6.24999628
       B3      $  3.68084570     $   0.00000000  $    5.15218101   %6.24999756
       B4      $  3.68085714     $   0.00000000  $    5.15218182   %6.24999852
       B5      $  3.68086048     $   0.00000000  $    5.15219037   %6.25000894

       2.      Unanticipated Recoveries:                 $                0.00
                                                                 --------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       39,970.28
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  183,354,182.93
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 635
                                                                 --------------
       3.
      Beginning Aggregate Class   Ending Aggregate        Ending
        Certificate Principal    Class Certificate  Single Certificate
Class          Balance           Principal Balance       Balance         Cusip
-----          -------           -----------------       -------         -----
R     $                    0.00  $            0.00  $             0.00 36157RX42
PO    $              470,483.10  $      468,662.71  $           936.53 GEC9912PO
A1    $           12,298,313.63  $   12,252,552.08  $           985.54 36157RW92
A2    $           43,073,545.75  $   42,736,333.32  $           941.49 36157RX26
A3    $          124,485,462.10  $  123,624,470.72  $           950.96 36157RX34
S     $          167,783,240.64  $  166,581,416.52  $           953.55 GEC99012S
M     $            1,714,316.77  $    1,707,937.86  $           985.54 36157RX59
B1    $              667,722.92  $      665,238.35  $           985.54 36157RX67
B2    $              571,768.66  $      569,641.13  $           985.54 36157RX75
B3    $              666,733.70  $      664,252.81  $           985.54 36157R2K0
B4    $              380,849.37  $      379,432.24  $           985.54 36157R2L8
B5    $              286,728.55  $      285,661.65  $           985.54 36157R2M6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             7        Principal Balance     $    1,242,254.92
                               --------                            -------------
       2.   60-89 days
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $    1,926,601.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $      100,000.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $    1,926,601.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------